Exhibit (j)(ii)

                               CONSENT OF COUNSEL


        We hereby consent to the use of our name and the references to our firm under the caption "Legal Counsel" included in or made a part of Post-Effective Amendment No. 47 to the Registration Statement of the Fifth Third Funds on Form N-1A under the Securities Act of 1933, as amended.


                                                              /s/ Ropes & Gray

                                                              Ropes & Gray




Washington, D.C.
                                                               February 7, 2003